SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    Form 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) or (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                               GIMMEABID.COM, INC.
                          ----------------------------
             (Exact name of registrant as specified in its charter.)


          Delaware                                    91-2028529
        ------------                                --------------
  (State of incorporation                         (I.R.S. Employer
      of organization)                           Identification Number)


         2100 North Main Street Suite 215 Box 22 Fort Worth, Texas 76106
        -----------------------------------------------------------------
          (Address of principal executive offices, including zip code.)


         Securities to be registered pursuant to Section 12(b) of the Act:

         Title of each class to be so registered:    Name of each exchange of
         Not Applicable                              which each class is
                                                     to be registered:
                                                     Not Applicable

         If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A(c), check the following box. [ ]

         If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A(d), check the following box.[ x ]

  Securities Act registration statement file number to which this form relates:
                          Form SB-2; File No. 333-37176
                         -------------------------------

        Securities to be registered pursuant to Section 12(g) of the Act:
                        Common stock, par value of $.001
                        --------------------------------
                                (Title of Class)

Item 1. Description of Registrant's Securities to be Registered.

     The description of securities contained in Registrant's Registration Statement on Form SB-2, as amended, filed with the Securities and Exchange Commission (SEC File No. 333-37176) is incorporated by reference into this registration statement.

Item 2. Exhibits

     The following exhibits are incorporated herein by reference from the Registrant's Form SB-2 Registration Statement filed with the Securities and Exchange Commission, (SEC File No. 333-37176) on May 16, 2000. Such exhibits are incorporated herein by reference pursuant to Rule 12b-32:

         Exhibit No.                Document Description

         3.1                        Articles of Incorporation, as amended

         3.2                        Bylaws



                                   SIGNATURES

     In accordance with Section 12 of the Exchange Act of 1934, the Registrant duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, on this 27th day of December, 2001.

         GimmeaBid.com, Inc.
         -------------------
         (Registrant)



         By: /s/ J. Michael Wood
            --------------------
            J. Michael Wood, President, CEO and Chairman